Filed pursuant to Rule 497(a)

File No. 333-271227

Rule 482ad

MidCap Financial Investment Corporation

Prices Public Offering of $75.0 Million 8.00% Unsecured Notes Due 2028

New York, NY – December 6, 2023 – MidCap Financial Investment Corporation (NASDAQ: MFIC) (the “Company”) today announced that it priced an underwritten public offering of $75.0 million in aggregate principal amount of 8.00% unsecured notes due 2028 (the “Notes”). The Notes will mature on December 15, 2028 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 15, 2025. The Notes will bear interest at a rate of 8.00% per year payable March 15, June 15, September 15 and December 15 of each year, commencing March 15, 2024. The Company also granted the underwriters a 30-day option to purchase up to an additional $11.25 million in principal amount of the Notes.

The offering is expected to close on December 13, 2023, subject to customary closing conditions. The Notes are expected to be listed on The Nasdaq Global Select Market and to trade thereon within 30 days of the original issue date under the trading symbol “MFICL”.

Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC are acting as joint book-running managers for this offering. Apollo Global Securities, LLC is acting as co-manager in this offering. The Company intends to use the net proceeds from this offering to repay outstanding indebtedness under its senior secured revolving credit facility and for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated December 6, 2023 and the accompanying prospectus dated April 12, 2023, each of which have been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other information about the Company and should be read carefully before investing.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from any of the following investment banks: Morgan Stanley & Co. LLC, 1585 Broadway, 29th Floor, New York, New York 10036, Attn: Investment Banking Division fax: (212) 507-8999; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, NY 10281 Telephone: (212) 618-7706, Email: TMGUS@rbccm.com, Attention: DCM Transaction Management/Scott Primrose, Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attention: Transaction Management, Email: tmgcapitalmarkets@wellsfargo.com, fax: (704) 410-0326.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About MidCap Financial Investment Corporation

MidCap Financial Investment Corporation (NASDAQ: MFIC) is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. For tax purposes, the Company has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Company is externally managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries, a high-growth global alternative asset manager. The Company’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Company primarily invests in directly originated and privately negotiated first lien senior secured loans to privately held U.S. middle-market companies, which the Company generally defines as companies with less than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. To a lesser extent, the Company may invest in other types of securities including, first lien unitranche, second lien senior secured, unsecured, subordinated, and mezzanine loans, and equities in both private and public middle market companies. For more information, please visit www.midcapfinancialic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; our contractual arrangements and relationships with third parties; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; new strategic initiatives; the ability to reposition the investment portfolio; the market outlook; future investment activity; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact

Elizabeth Besen

Investor Relations Manager

MidCap Financial Investment Corporation

(212) 822-0625

ebesen@apollo.com